UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22987

Pioneer ILS Interval Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (617)
742-7825
Date of fiscal year end: October 31, 2023
Date of reporting period: November 1, 2022 through October 31, 2023

Form
N-CSR
is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule
30e-1
under the Investment Company Act of 1940 (17 CFR
270.30e-1). The
Commission may use the information provided on Form
N-CSR
in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form
N-CSR,
and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form
N-CSR
unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer ILS Interval Fund
Annual Report  |  October 31, 2023

Ticker Symbol: XILSX

visit us: www.amundi.com/us

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President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95
th
anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

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We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
December 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
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Portfolio Management Discussion  |  10/31/23
In the following interview, Chin Liu discusses the factors that affected the performance of the Pioneer ILS Interval Fund during the 12-month period ended October 31, 2023. Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS), Fixed-Income Solutions, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended October 31, 2023?
A	Pioneer ILS Interval Fund returned 19.22% at net asset value (NAV) during the 12-month period ended October 31, 2023, while the Fund’s benchmark, the ICE Bank of America (ICE BofA) 3-month US Treasury Bill Index, returned 4.77%.
Q	What were some key factors that affected the performance of ILS, and the Fund’s performance, during the 12-month period ended October 31, 2023?
A	In our view, one of the main value propositions of the ILS asset class has continued to be that the sources of risk and return for ILS investments have remained structurally uncorrelated with those of the vast majority of other asset classes. That characteristic continued to exhibit itself throughout a good portion of the 12-month period, especially when compared to the volatility in the markets for equities, bonds, and other traditional asset classes. Since inception, the Fund has exhibited little to no correlation to the broader capital markets.
The lack of correlation to the broader capital markets helped drive the Fund’s positive performance during the period, but there were some triggering events to which the Fund had exposure over the past 12 months. Starting in late December 2022, Winter Storm Elliot affected approximately 30 states in the US. The event started in the Pacific Northwest and intensified in the Great Lakes area before continuing into the Northeast, bringing blizzard conditions, strong winds and brutally cold temperatures.
New Zealand felt the effects of two events: severe floods in late January/early February 2023 followed by Cyclone Gabrielle in late March. The combined insured losses associated with those

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events was approximately $1.6 billion. In addition, earthquakes that struck Turkey and Syria in February caused over 56,900 deaths. Official estimates suggest that more than 160,000 buildings containing 520,000 apartments were destroyed, damaged, or will need to be demolished. The industry loss for the earthquake events was approximately $3.5 billion.
In the spring, several severe storms caused damage in a few US states. However, most of the losses were retained by insurance companies, with a modest impact on the reinsurance industry. As of October 31, 2023, the North Atlantic hurricane season had resulted in 19 named storms, seven hurricanes, including three major hurricanes. Most of the insured losses associated with those events were also retained by insurance companies with de minimis impact on the reinsurance industry. Two notable events were Hurricane Hilary and Hurricane Idalia, which made landfall in California and Florida, respectively, in August 2023. We expect possible losses to the Fund's quota-share investments from those events, but no losses attributed to the portfolio’s holdings in catastrophe (CAT) bonds.
The August wildfires in Maui reportedly destroyed over 2,200 buildings, with an estimated $3.5 billion in insured losses. Once again, it is anticipated that most of the losses will be retained by the insurance companies, not the reinsurers, but will be counted towards aggregate losses. The Fund did not have any exposure to the indemnity aggregate CAT bonds linked to that event, but we are expecting losses to the Fund's quota-share investments, with no losses attributed to the portfolio’s CAT bond holdings.
Q	How would you describe your investment approach in managing the Fund during the 12-month period ended October 31, 2023, and in general?
A	We maintained a steady approach that attempted to keep the portfolio well diversified* across different regions and perils, with a focus on sponsor quality and deal structure, and while seeking to avoid the riskiest layers of the ILS market. Our goal is to have the Fund broadly reflect the risks and returns associated with the
*	Diversification does not assure a profit nor protect against loss.
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reinsurance industry, collect sufficient premiums to help offset a reasonable level of losses, and to deliver a solid return for the Fund’s investors.
Each time an event occurs, we believe it provides us with the opportunity to reflect on our ILS investment philosophy, process, and other important aspects of our operations, as well as our broader outlook. Thus, our takeaway from the recent events is that our philosophy of being sponsor- and vehicle-agnostic – meaning that there are no direct affiliations or ownership conditions in place with a reinsurer ‒ has continued to serve the Fund’s shareholders well.
We typically have not invested the portfolio in every ILS deal; instead, we use a due-diligence process to evaluate each investment for what we deem to be the appropriate structure and potential alignment of interest between the Fund and the ceding insurer. Since Amundi US is not directly or indirectly owned or affiliated with a reinsurer, we believe this process may allow the Fund to avoid potential conflicts of interest. In addition, we believe it could help mitigate the Fund's exposure to the idiosyncratic risks associated with holding large positions with one reinsurer. We have remained focused on seeking to add value for the Fund’s shareholders through our security selection process, attention to sourcing investments that we believe offer attractive yields, and through management of the Fund’s risk profile.
We have determined that some sponsors have continually underperformed their peers when affected by losses, and so we have sought to avoid investing the Fund in those types of transactions. Additionally, some vehicles, such as CAT bonds, have tended to have greater concentration in Florida, and so we have continued to look for the best relative value across all vehicle types, while seeking to mantain peril and geographic diversification within the Fund's portfolio.
In addition, we have tended to avoid investing the portfolio in aggregate transactions (in other words, those that can be triggered by both the severity of a single loss and the frequency of multiple losses). In recent years, the industry has observed an increase in frequency of events, but not severity. Aggregate

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transactions have tended to pick up losses from both frequency and severity, while catastrophe models have often displayed better accuracy on evaluating severity.
Finally, wind events have become, in our view, very well modeled, and Hurricane Hilary and Hurricane Idalia exemplified this. Over the years, the reinsurers and modeling agencies have refined and enhanced modeling for those types of events and the potential outcomes. As a result, their ability to evaluate, analyze, and price risk has improved. This factor has served to reinforce our view that it is preferable to avoid perils like cyberthreats and others, where the modeling, data, governance, and legal frameworks have not been as robust.
Q	How would you characterize the pricing environment in the ILS market during the 12-month period ended October 31, 2023?
A	A significant capital supply/demand imbalance remained in place during the early part of the period, primarily caused by two factors. First, insurance companies sought to have significantly more reinsurance coverage, largely driven by higher rates of inflation globally. At the same time, reinsurance companies, as well as the levels of capital available for ILS deals, were unable to keep pace with the increased demand. As a result of those pronounced supply/demand imbalances, the pendulum shifted in favor of reinsurance companies and ILS market participants that had capital available to deploy. Those sources of capital, therefore, gained much greater pricing power and the ability to demand more favorable terms. We were able to take advantage of that opportunity at the January 1, 2023 renewal, when about 60% of the global total reinsurance transactions for the year are typically finalized.
Approximately 10% to 15% of annual transactions renewed in April 2023, with the primary focus on Japan. The reinsurance industry achieved Rate on Line (ROL) improvements of approximately 20% for loss-free Japanese typhoon and earthquake deals, along with increasing retention levels. The rising prices followed four consecutive years of double-digit rate increases, and overall pricing has risen by more than 60% from 2018. The Asia-Pacific market has encountered many of the same
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industry challenges related to supply/demand imbalance dynamics, inflation, and select loss events.
Some supply/demand imbalances remained in place at the close of the 12-month period, and we believe they could continue well into 2024. We believe the imbalances could create a continued tailwind for the ILS asset class. Finally, the scope of coverages offered can be reduced through more restrictive contractual wording, which, in our view, could lead to improved underwriting margins.
A	Based on our research, we anticipate a continuation of “hard market” conditions heading into the January 1, 2024, renewals. Hard markets have historically represented a more attractive point to deploy capital in the reinsurance pricing cycle. A hard market is generally defined as when the price per unit-of-risk has significantly increased and profit margins are higher than in previous periods. The trend has been evident across many property and casualty (P&C) lines. As a result, pricing has reached a 30-year high.
Q	Did the Fund invest in any derivative securities during the 12-month period ended October 31, 2023? If so, did the derivatives have any effect on performance?
A	We invested the Fund in some forward foreign currency contracts (currency forwards) in an effort to hedge the risk of having investments denominated in non-US dollar currencies. This aspect of our investment approach had no material effect on the Fund’s performance during the 12-month period.
Q	Could you discuss the Fund’s distributions ** to shareholders during the 12-month period ended October 31, 2023?
A	The Fund does not distribute income monthly. Instead, distributions are determined each year based on the premiums earned from the portfolio’s investments over the previous 12 months. In November 2022, the Fund paid a dividend** of $0.2171 per share. The November 2022 dividend paid outpaced the November 2021 dividend payment of $0.1675 per share. The Fund’s next distribution is scheduled to occur in November 2023.
**	Distributions and dividends are not guaranteed.

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Q	What is your outlook for the ILS market as of October 31, 2023?
A	We believe the positive pricing trends in the ILS market may remain in place as the hard market continues. The majority of the calendar-year return stream in the ILS marketplace has tended to occur in the second half of the year, driven by seasonality. In years with normal loss activity, approximately 60% to 70% of the annual return for ILS has come in the second half of the year. Therefore, we see the potential for solid returns for the ILS asset class as 2023 winds down. Of course, past performance is no guarantee of future results
.

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Please refer to the Schedule of Investments on pages 16  - 27  for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Certain fees and expenses are associated with an investment in Pioneer ILS Interval Fund.
The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment.
The Fund is not a complete investment program.
The Fund is operated as an interval fund, meaning the Fund will seek to conduct quarterly repurchase offers for a percentage of the Fund’s outstanding shares. Although the Fund will make quarterly repurchase offers, the Fund’s shares should be considered illiquid.
The Fund invests primarily in insurance-linked securities (“ILS”). ILS include event-linked bonds, quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties and other insurance and reinsurance-related securities.
The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of the security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount.
ILS may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. The Fund has limited transparency into the individual contracts underlying certain ILS, which may make the risk assessment of such securities more difficult.

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The size of the ILS market may change over time, which may limit the availability of ILS for investment. The availability of ILS in the secondary market may also be limited.
ILS in which the Fund invests may have limited liquidity or may be illiquid and, therefore, may be impossible or difficult to purchase, sell, or unwind. ILS also may be difficult to value.
The values of Fund holdings may go up or down, due to market conditions, inflation, changes in interest or currency rates, lack of liquidity in the financial markets or adverse investor sentiment.
Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity, and possibility of default.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). Publication of most LIBOR settings has ceased on a representative basis. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
The Fund may use derivatives, such as swaps, inverse floating-rate obligations and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund’s performance. Derivatives may have a leveraging effect.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.
To the extent the Fund invests a significant percentage of its assets in a single industry, such as the financial segment, the Fund may be particularly susceptible to adverse economic, regulatory or other events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.
As a non-diversified Fund, the Fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.
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Please see a prospectus for a complete discussion of the Fund’s risks.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus.
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

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Portfolio Summary  |  10/31/23
Portfolio Diversification

(As a percentage of total investments)*
Sector Diversification by Risk

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Gullane Re 2023, 12/31/28	8.49%
2.	Thopas Re 2023, 12/31/28	8.17
3.	Berwick Re 2023, 12/31/28	6.12
4.	Viribus Re 2023, 12/31/28	4.62
5.	Merion Re 2022-2, 12/31/27	4.44
6.	Torricelli Re 2023, 6/30/29	4.43
7.	Bantry Re 2023, 12/31/28	3.92
8.	Carnoustie Re 2023, 12/31/28	3.76
9.	Pangaea Re 2023-1, 12/31/28	3.58
10.	Ballybunion Re 2023, 12/31/28	3.08
*  Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
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Prices and Distributions  |  10/31/23
Net Asset Value per Share
	10/31/23	10/31/22
Net Asset Value	$9.40	$8.10
Distributions
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
11/1/22 – 10/31/23	$0.2171	$—	$—
The data shown above represents past performance, which is no guarantee of future results.
Index Definition
The
ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index
is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses associated with a closed-end interval fund. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $1,000,000 Investment” chart appearing on page 14.

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Performance Update  |  10/31/23
Investment Returns

The mountain chart on the right shows the change in market value, including the reinvestment of dividends and distributions, of a $1,000,000 investment made in common shares of Pioneer ILS Interval Fund during the periods shown, compared to that of the ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index.*
Average Annual Total Return (As of October 31, 2023)
Period	Net Asset Value (NAV)	ICE BofA 3-Month U.S. Treasury Bill Index
Life of Fund (12/22/14)	3.81%	1.28%
5 Years	3.36	1.77
1 Year	19.22	4.77
Expense Ratio (Per prospectus dated March 1, 2023)
Gross
1.88%
Value of $1,000,000 Investment
Call 1-844-391-3034 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. Performance, including short-term performance, is not indicative of future results. All results are historical and assume the reinvestment of dividends and capital gains.
The Fund does not assess a sales charge. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
* Performance of common shares of the Fund shown in the graph above is from the inception of common shares on 12/22/14 through 10/31/23. Index information shown in the graph above is from 12/31/14 through 10/31/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.
Please refer to the financial highlights for a more current expense ratio.
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Schedule of Investments  |  10/31/23

Principal Amount USD ($)		Value
	Insurance-Linked Securities — 99.3% of Net Assets#
	Event Linked Bonds — 13.4%
	Earthquakes – Chile — 0.1%
750,000(a)	International Bank for Reconstruction & Development, 10.071%, (SOFR + 475 bps), 3/31/26 (144A)	$ 765,750
	Flood – U.S. — 1.6%
5,000,000(a)	FloodSmart Re, 17.275%, (3 Month U.S. Treasury Bill + 1,183 bps), 2/25/25 (144A)	$ 4,939,500
2,450,000(a)	FloodSmart Re, 21.695%, (1 Month U.S. Treasury Bill + 1,625 bps), 3/11/26 (144A)	2,502,430
3,000,000(a)	FloodSmart Re, 22.775%, (3 Month U.S. Treasury Bill + 1,733 bps), 3/1/24 (144A)	2,550,000
750,000(a)	FloodSmart Re, 26.945%, (1 Month U.S. Treasury Bill + 2,150 bps), 3/11/26 (144A)	784,350
		$ 10,776,280

	Health – U.S. — 0.1%
1,000,000(a)	Vitality Re XIV, 8.945%, (3 Month U.S. Treasury Bill + 350 bps), 1/5/27 (144A)	$ 1,006,000
	Multiperil – Japan — 0.1%
500,000(a)	Umigame Re Pte, 10.195%, (3 Month U.S. Treasury Bill + 475 bps), 4/7/25 (144A)	$ 497,700
	Multiperil – U.S. — 3.9%
1,250,000(a)	Blue Halo Re, 15.195%, (3 Month U.S. Treasury Bill + 975 bps), 2/24/25 (144A)	$ 1,241,000
1,800,000(a)	Bonanza Re, 10.315%, (3 Month U.S. Treasury Bill + 487 bps), 2/20/24 (144A)	1,772,820
2,944,000(a)	Caelus Re VI, 10.825%, (3 Month U.S. Treasury Bill + 538 bps), 6/7/24 (144A)	2,911,616
3,000,000(a)	Four Lakes Re, 15.605%, (3 Month U.S. Treasury Bill + 1,016 bps), 1/5/24 (144A)	3,004,500
350,000(a)	Hypatia Re, 14.947%, (3 Month U.S. Treasury Bill + 950 bps), 4/8/26 (144A)	361,165
4,000,000(a)	Matterhorn Re, 13.095%, (SOFR + 775 bps), 3/24/25 (144A)	3,976,000
1,000,000(a)	Merna Re II, 13.197%, (3 Month U.S. Treasury Bill + 775 bps), 7/7/26 (144A)	1,017,500
2,250,000(a)	Residential Re, 13.685%, (3 Month U.S. Treasury Bill + 824 bps), 12/6/24 (144A)	2,247,975
2,500,000(a)	Residential Re, 17.675%, (3 Month U.S. Treasury Bill + 1,223 bps), 12/6/23 (144A)	2,495,000
The accompanying notes are an integral part of these financial statements.

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Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
4,500,000(a)	Residential Re , 17.355%, (3 Month U.S. Treasury Bill + 1,191 bps), 12/6/25 (144A)	$ 4,326,750
3,000,000(a)	Sanders Re II, 9.695%, (3 Month U.S. Treasury Bill + 425 bps), 4/7/24 (144A)	3,012,000
250,000(a)	Sanders Re III, 11.195%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/27 (144A)	246,325
		$ 26,612,651

	Multiperil – U.S. & Canada — 3.7%
500,000(a)	Kilimanjaro III Re, 10.007%, (3 Month U.S. Treasury Bill + 456 bps), 4/20/26 (144A)	$ 479,800
2,250,000(a)	Kilimanjaro III Re, 17.805%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/20/26 (144A)	2,156,625
2,250,000(a)	Kilimanjaro III Re, 17.807%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/21/25 (144A)	2,197,125
250,000(a)	Matterhorn Re, 11.094%, (SOFR + 575 bps), 12/8/25 (144A)	230,600
1,750,000(a)	Mona Lisa Re, 12.447%, (3 Month U.S. Treasury Bill + 700 bps), 7/8/25 (144A)	1,736,350
2,000,000(a)	Mona Lisa Re, 17.945%, (3 Month U.S. Treasury Bill + 1,250 bps), 1/8/26 (144A)	2,140,000
10,000,000(a)	Mystic Re IV, 11.575%, (3 Month U.S. Treasury Bill + 613 bps), 1/8/25 (144A)	9,685,000
2,500,000(a)	Tailwind Re, 12.195%, (3 Month U.S. Treasury Bill + 675 bps), 1/8/25 (144A)	2,422,500
1,500,000(a)	Tailwind Re, 14.195%, (3 Month U.S. Treasury Bill + 875 bps), 1/8/25 (144A)	1,464,750
2,500,000(a)	Tailwind Re, 17.195%, (3 Month U.S. Treasury Bill + 1,175 bps), 1/8/25 (144A)	2,472,500
511,000(a)	Vista Re, 12.197%, (3 Month U.S. Treasury Bill + 675 bps), 5/21/24 (144A)	510,489
		$ 25,495,739

	Multiperil – U.S. Regional — 0.5%
4,000,000(a)	Matterhorn Re, 10.447%, (3 Month U.S. Treasury Bill + 500 bps), 1/8/24 (144A)	$ 3,120,000
	Windstorm – Florida — 0.7%
3,000,000(a)	First Coast Re III Pte, 11.445%, (3 Month U.S. Treasury Bill + 600 bps), 4/7/25 (144A)	$ 2,923,800
250,000(a)	Integrity Re II Pte, 6.173%, (3 Month USD LIBOR + 50 bps), 4/12/28 (144A)	150,000
1,750,000(a)	Merna Re II, 10.945%, (3 Month U.S. Treasury Bill + 550 bps), 7/8/24 (144A)	1,723,750
		$ 4,797,550

The accompanying notes are an integral part of these financial statements.
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Schedule of Investments  |  10/31/23
(continued)
Principal Amount USD ($)		Value
	Windstorm – Japan — 0.7%
4,750,000(a)	Sakura Re, 7.697%, (3 Month U.S. Treasury Bill + 225 bps), 4/7/25 (144A)	$ 4,732,900
	Windstorm – North Carolina — 0.4%
1,000,000(a)	Cape Lookout Re, 10.795%, (3 Month U.S. Treasury Bill + 535 bps), 3/28/25 (144A)	$ 975,000
2,000,000(a)	Cape Lookout Re, 11.945%, (1 Month U.S. Treasury Bill + 650 bps), 4/28/26 (144A)	2,040,600
		$ 3,015,600

	Windstorm – Texas — 0.2%
1,300,000(a)	Alamo Re, 13.945%, (1 Month U.S. Treasury Bill + 850 bps), 6/7/26 (144A)	$ 1,303,510
	Windstorm – U.S. — 0.9%
1,250,000(a)	Bonanza Re, 11.195%, (3 Month U.S. Treasury Bill + 575 bps), 3/16/25 (144A)	$ 1,190,000
1,000,000(a)	Citrus Re, 14.445%, (3 Month U.S. Treasury Bill + 900 bps), 6/7/26 (144A)	1,008,600
1,000,000(a)	Gateway Re, 15.447%, (1 Month U.S. Treasury Bill + 1,000 bps), 7/8/26 (144A)	1,016,100
2,700,000(a)	Merna Re II, 15.695%, (3 Month U.S. Treasury Bill + 1,025 bps), 7/7/26 (144A)	2,812,050
		$ 6,026,750

	Winterstorm – Florida — 0.5%
1,000,000(a)	Integrity Re, 17.445%, (1 Month U.S. Treasury Bill + 1,200 bps), 6/6/25 (144A)	$ 1,053,900
2,000,000(a)	Lightning Re, 16.447%, (3 Month U.S. Treasury Bill + 1,100 bps), 3/31/26 (144A)	2,097,600
		$ 3,151,500

	Total Event Linked Bonds	$ 91,301,930

Face Amount USD ($)
	Collateralized Reinsurance — 18.2%
	Multiperil – U.S. — 7.3%
6,410,084(b)(c) +	Ballybunion Re 2020, 2/29/24	$ 724,173
13,944,962(b)(c) +	Ballybunion Re 2022, 12/31/27	264,264
8,471,244(b)(c) +	Ballybunion Re 2022-2, 5/31/28	8,602,632
1,053,631(b)(c) +	Ballybunion Re 2022-3, 6/30/28	1,090,095
19,066,714(b)(c) +	Ballybunion Re 2023, 12/31/28	20,878,052
15,000,000(b)(c) +	Gamboge Re, 3/31/29	14,475,000
4,994,779(b)(c) +	Maidstone Re 2018, 1/31/24	—
The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund |
Annual Report
 |
10/31/23

Face Amount USD ($)		Value
	Multiperil – U.S. — (continued)
3,062,750(b)(c) +	Riviera Re 2017, 4/30/24	$ 393,257
11,084,286(b)(c) +	Riviera Re 2018-2, 4/30/24	3,060,657
		$ 49,488,130

	Multiperil – Worldwide — 9.6%
5,275,000(b)(c) +	Amaranth Re 2023, 12/31/28	$ 5,327,750
10,000,000(b)(c) +	Cerulean Re 2018-B1, 7/31/24	—
2,250,000(b)(c) +	Clarendon Re 2023, 12/31/28	2,306,250
4,537,500(b)(c) +	Cypress Re 2017, 1/31/24	454
11,935,217(b)(c) +	Dartmouth Re 2018, 1/31/24	1,789,193
7,900,000(b)(c) +	Dartmouth Re 2021, 12/31/24	2,448,298
8,999,880(b)(c) +	Kingston Heath Re 2021, 12/31/24	1,658,610
7,300,000(b)(c) +	Kingston Heath Re 2022, 12/31/27	2,501,564
5,850,000(b)(c) +	Kingston Heath Re 2023, 12/31/28	5,619,750
194,000(c) +	Limestone Re 2019-2, 12/31/23 (144A)	1,641
2,608,000(c) +	Limestone Re 2019-2B, 12/31/23 (144A)	22,103
1,539,000(c) +	Limestone Re 2020-1, 3/1/24 (144A)	—
5,273,540(b)(c) +	Lindrick Re 2018, 6/15/24	2,598,509
10,750,000(b)(c) +	Merion Re 2023-1, 12/31/28	11,223,000
9,250,000(b)(c) +	Old Head Re 2022, 12/31/27	4,625,000
9,000,000(b)(c) +	Old Head Re 2023, 12/31/28	8,820,000
3,000,000(b)(c) +	Pine Valley Re 2023, 12/31/28	—
7,750,000(b)(c) +	Porthcawl Re 2023, 12/31/28	7,750,000
5,150,000(b)(c) +	Portsalon Re 2021, 6/30/25	1,530,492
750,000(b)(c) +	Portsalon Re 2022, 5/31/28	687,690
5,000,000(b)(c) +	Resilience Re, 5/1/24	—
8,050,000(b)(c) +	Walton Health Re 2019, 6/30/24	4,198,738
5,250,000(b)(c) +	Walton Health Re 2022, 12/15/27	1,008,060
9,650,000(b)(c) +	Walton Heath Re 2021, 1/15/24	1,194,438
		$ 65,311,540

	Windstorm – Florida — 0.1%
8,569,000(b)(c) +	Formby Re 2018, 2/29/24	$ —
1,021,875(b)(c) +	Isosceles Re, 5/31/29	1,018,298
5,500,405(b)(c) +	Portrush Re 2017, 6/15/24	550
		$ 1,018,848

	Windstorm – U.S. — 1.0%
7,115,790(c) +	White Heron Re, 5/31/29	$ 7,151,369
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund |
Annual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(continued)
Face Amount USD ($)		Value
	Windstorm – U.S. Regional — 0.2%
11,521,321(c) +	Oakmont Re 2020, 4/30/24	$ —
4,874,600(b)(c) +	Oakmont Re 2022, 4/1/28	1,533,088
		$ 1,533,088

	Total Collateralized Reinsurance	$124,502,975

	Reinsurance Sidecars — 67.7%
	Multiperil – U.S. — 4.1%
19,250,000(b)(c) +	Carnoustie Re 2020, 12/31/23	$ 2,220,061
21,755,605(b)(c) +	Carnoustie Re 2023, 12/31/28	25,454,058
33,700,000(b)(d) +	Harambee Re 2018, 12/31/24	—
27,831,163(d) +	Harambee Re 2019, 12/31/24	36,181
27,000,000(b)(d) +	Harambee Re 2020, 12/31/23	418,500
		$ 28,128,800

	Multiperil – U.S. Regional — 0.0% †
5,110,275(b)(c) +	Brotherhood Re, 1/31/24	$ —
	Multiperil – Worldwide — 63.6%
2,000,000(d) +	Alturas Re 2020-3, 9/30/24	$ —
9,000,000(b)(d) +	Alturas Re 2021-2, 12/31/24	—
7,273,599(b)(d) +	Alturas Re 2021-3, 7/31/25	634,985
7,796,973(b)(d) +	Alturas Re 2022-2, 12/31/27	1,776,150
30,000,000(b)(c) +	Bantry Re 2021, 12/31/24	60,000
21,715,174(c) +	Bantry Re 2022, 12/31/27	901,145
22,310,000(b)(c) +	Bantry Re 2023, 12/31/28	26,548,900
38,460,846(b)(c) +	Berwick Re 2019-1, 12/31/24	6,134,505
51,030,677(b)(c) +	Berwick Re 2020-1, 12/31/23	5,103
49,420,000(b)(c) +	Berwick Re 2022, 12/31/27	952,784
37,362,868(b)(c) +	Berwick Re 2023, 12/31/28	41,472,783
18,279,410(c) +	Clearwater Re 2022, 3/31/28	571,888
13,440,056(c) +	Clearwater Re 2023, 3/31/29	16,128,067
17,060,000(b)(c) +	Eccleston Re 2023, 11/30/28	20,301,400
2,830,000(b)(c) +	Eden Re II, 3/22/24 (144A)	1,103,700
1,988,789(b)(c) +	Eden Re II, 3/21/25 (144A)	305,080
3,340,000(b)(c) +	Eden Re II, 3/20/26 (144A)	2,178,582
12,500,000(b)(c) +	Eden Re II, 3/19/27 (144A)	14,356,250
22,970,000(b)(c) +	Gleneagles Re 2021, 12/31/24	2,297
17,548,844(b)(c) +	Gleneagles Re 2022, 12/31/27	8,674,817
47,710,184(c) +	Gullane Re 2018, 12/31/24	2,253,076
47,546,097(b)(c) +	Gullane Re 2023, 12/31/28	57,530,777
3,500,000(b)(d) +	Lion Rock Re 2020, 1/31/24	—
3,500,000(b)(d) +	Lion Rock Re 2021, 12/31/24	662,900
13,577,448(b)(d) +	Lorenz Re 2019, 6/30/24	133,059
44,514,882(c) +	Merion Re 2018-2, 12/31/24	2,225,032
The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund |
Annual Report
 |
10/31/23

Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
47,630,000(b)(c) +	Merion Re 2021-2, 12/31/24	$ 9,359,295
31,748,721(b)(c) +	Merion Re 2022-2, 12/31/27	30,101,328
28,383,000(b)(c) +	Pangaea Re 2021-3, 7/1/25	691,817
20,400,000(b)(c) +	Pangaea Re 2023-1, 12/31/28	24,276,000
15,829,307(c) +	Pangaea Re 2023-3, 5/31/29	17,570,531
2,767,000(b)(c) +	Phoenix 3 Re 2023-3, 1/4/27	3,047,297
3,865,000(b)(c) +	RosaPenna Re 2021, 7/31/25	154,600
1,600,000(b)(c) +	RosaPenna Re 2022, 6/30/28	1,538,569
2,495,047(c) +	Sector Re V, 3/1/24 (144A)	1,287,195
20,526(c) +	Sector Re V, 3/1/24 (144A)	492,041
944,953(c) +	Sector Re V, 3/1/24 (144A)	487,501
287,975(c) +	Sector Re V, 12/1/24 (144A)	502,862
125,000(c) +	Sector Re V, 12/1/24 (144A)	218,275
60,000(c) +	Sector Re V, (0), 12/1/26 (144A)	280,212
109,836(c) +	Sector Re V, (0), 12/1/26 (144A)	512,956
21,912(b)(c) +	Sector Re V, 3/1/27 (144A)	2,281,090
90,673(b)(c) +	Sector Re V, 3/1/27 (144A)	597,517
8,321,941(b)(c) +	Sector Re V, 12/1/27 (144A)	10,325,032
33,083,230(c) +	Sussex Re 2020-1, 12/31/24	39,700
35,500,000(c) +	Sussex Re 2021-1, 12/31/24	131,350
20,750,000(c) +	Sussex Re 2022, 12/31/27	1,514,750
16,586,501(d) +	Thopas Re 2019, 12/31/24	228,894
19,180,000(d) +	Thopas Re 2020, 12/31/23	—
40,000,000(b)(d) +	Thopas Re 2021, 12/31/24	644,000
43,771,241(d) +	Thopas Re 2022, 12/31/27	—
45,672,917(b)(d) +	Thopas Re 2023, 12/31/28	55,360,143
28,214,522(d) +	Torricelli Re 2021, 7/31/25	1,218,867
26,000,000(d) +	Torricelli Re 2022, 6/30/28	387,478
27,000,000(b)(d) +	Torricelli Re 2023, 6/30/29	30,047,220
27,500,000(b)(d) +	Viribus Re 2018, 12/31/24	—
11,676,844(b)(d) +	Viribus Re 2019, 12/31/24	36,198
17,333,977(b)(d) +	Viribus Re 2020, 12/31/23	575,488
18,736,586(d) +	Viribus Re 2022, 12/31/27	687,633
23,750,000(b)(d) +	Viribus Re 2023, 12/31/28	31,281,125
17,003,469(b)(c) +	Woburn Re 2019, 12/31/24	2,846,721
		$433,636,965

	Total Reinsurance Sidecars	$461,765,765

	Total Insurance-Linked Securities (Cost $614,301,795)	$ 677,570,670

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund |
Annual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(continued)
Shares		Value
	SHORT TERM INVESTMENTS — 0.6% of Net Assets
	Open-End Fund — 0.6%
4,110,606(e)	Dreyfus Government Cash Management, Institutional Shares, 5.23%	$ 4,110,606
		$ 4,110,606

	TOTAL SHORT TERM INVESTMENTS (Cost $4,110,606)	$ 4,110,606

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.9% (Cost $618,412,401)	$681,681,276
	OTHER ASSETS AND LIABILITIES — 0.1%	$ 636,164
	net assets — 100.0%	$682,317,440

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At October 31, 2023, the value of these securities amounted to $126,252,326, or 18.5% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2023.
(b)	Non-income producing security.
(c)	Issued as participation notes.
(d)	Issued as preference shares.
(e)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2023.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alamo Re	4/12/2023	$ 1,300,000	$ 1,303,510
Alturas Re 2020-3	7/1/2020	—	—
Alturas Re 2021-2	12/29/2020	470,315	—
Alturas Re 2021-3	7/1/2021	1,357,203	634,985
Alturas Re 2022-2	1/18/2022	1,665,111	1,776,150
Amaranth Re 2023	1/27/2023	4,409,097	5,327,750
Ballybunion Re 2020	12/31/2019	439,873	724,173
Ballybunion Re 2022	3/9/2022	22,290	264,264
Ballybunion Re 2022-2	8/9/2022	8,471,244	8,602,632
Ballybunion Re 2022-3	8/5/2022	1,053,631	1,090,095
Ballybunion Re 2023	3/20/2023	19,066,714	20,878,052
Bantry Re 2021	1/11/2021	488,562	60,000
The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund |
Annual Report
 |
10/31/23

Restricted Securities	Acquisition date	Cost	Value
Bantry Re 2022	2/2/2022	$ —	$ 901,145
Bantry Re 2023	1/12/2023	22,310,000	26,548,900
Berwick Re 2019-1	12/31/2018	4,595,744	6,134,505
Berwick Re 2020-1	9/18/2020	—	5,103
Berwick Re 2022	12/28/2021	883,596	952,784
Berwick Re 2023	2/3/2023	34,437,502	41,472,783
Blue Halo Re	2/11/2022	1,250,000	1,241,000
Bonanza Re	1/27/2023	1,068,399	1,190,000
Bonanza Re	2/17/2023	1,704,507	1,772,820
Brotherhood Re	1/22/2018	812,866	—
Caelus Re VI	2/20/2020	2,931,036	2,911,616
Cape Lookout Re	3/16/2022	1,000,000	975,000
Cape Lookout Re	4/14/2023	2,000,000	2,040,600
Carnoustie Re 2020	7/16/2020	485,781	2,220,061
Carnoustie Re 2023	2/15/2023	21,755,605	25,454,058
Cerulean Re 2018-B1	9/10/2018	3,089,311	—
Citrus Re	4/27/2023	1,000,000	1,008,600
Clarendon Re 2023	3/20/2023	2,062,478	2,306,250
Clearwater Re 2022	2/10/2023	—	571,888
Clearwater Re 2023	5/3/2023	13,440,056	16,128,067
Cypress Re 2017	1/24/2017	15,250	454
Dartmouth Re 2018	1/18/2018	4,120,541	1,789,193
Dartmouth Re 2021	1/19/2021	905,791	2,448,298
Eccleston Re 2023	7/13/2023	17,060,000	20,301,400
Eden Re II	9/28/2020	2,528,669	1,103,700
Eden Re II	1/25/2021	1,590,234	305,080
Eden Re II	1/21/2022	2,888,343	2,178,582
Eden Re II	1/17/2023	12,500,000	14,356,250
First Coast Re III Pte	3/4/2021	3,000,000	2,923,800
FloodSmart Re	2/16/2021	3,000,000	2,550,000
FloodSmart Re	2/14/2022	5,000,000	4,939,500
FloodSmart Re	2/23/2023	2,450,000	2,502,430
FloodSmart Re	2/23/2023	750,000	784,350
Formby Re 2018	7/9/2018	26,626	—
Four Lakes Re	11/5/2020	3,000,000	3,004,500
Gamboge Re	4/24/2023	12,677,861	14,475,000
Gateway Re	7/14/2023	1,000,000	1,016,100
Gleneagles Re 2021	1/13/2021	420,351	2,297
Gleneagles Re 2022	1/18/2022	8,126,414	8,674,817
Gullane Re 2018	3/2/2018	—	2,253,076
Gullane Re 2023	1/20/2023	47,546,097	57,530,777
Harambee Re 2018	12/19/2017	715,477	—
Harambee Re 2019	12/20/2018	—	36,181
Harambee Re 2020	2/27/2020	—	418,500
Hypatia Re	3/27/2023	350,000	361,165
Integrity Re	3/23/2023	1,000,000	1,053,900
Integrity Re II Pte	3/18/2020	250,000	150,000
International Bank for Reconstruction & Development	3/17/2023	750,000	765,750
Isosceles Re	9/7/2023	914,531	1,018,298
Kilimanjaro III Re	4/8/2021	2,250,000	2,197,125
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund |
Annual Report
 |
10/31/23

Schedule of Investments  |  10/31/23
(continued)
Restricted Securities	Acquisition date	Cost	Value
Kilimanjaro III Re	4/8/2021	$ 2,250,000	$ 2,156,625
Kilimanjaro III Re	4/8/2021	500,000	479,800
Kingston Heath Re 2021	1/13/2021	2,759,500	1,658,610
Kingston Heath Re 2022	1/31/2022	1,576,246	2,501,564
Kingston Heath Re 2023	2/22/2023	4,457,700	5,619,750
Lightning Re	3/20/2023	2,000,000	2,097,600
Limestone Re 2019-2	12/11/2020	143,252	1,641
Limestone Re 2019-2B	6/20/2018	35,211	22,103
Limestone Re 2020-1	12/27/2019	—	—
Lindrick Re 2018	6/21/2018	2,149,522	2,598,509
Lion Rock Re 2020	3/27/2020	42,912	—
Lion Rock Re 2021	3/1/2021	1,429,871	662,900
Lorenz Re 2019	6/26/2019	2,259,477	133,059
Maidstone Re 2018	1/8/2018	1,130,274	—
Matterhorn Re	1/29/2020	4,000,000	3,120,000
Matterhorn Re	12/15/2021	250,000	230,600
Matterhorn Re	3/10/2022	4,000,000	3,976,000
Merion Re 2018-2	12/28/2017	—	2,225,032
Merion Re 2021-2	12/28/2020	12,959,835	9,359,295
Merion Re 2022-2	3/1/2022	31,748,721	30,101,328
Merion Re 2023-1	1/13/2023	9,498,865	11,223,000
Merna Re II	6/8/2021	1,749,905	1,723,750
Merna Re II	4/5/2023	1,000,000	1,017,500
Merna Re II	4/5/2023	2,700,000	2,812,050
Mona Lisa Re	6/22/2021	1,750,000	1,736,350
Mona Lisa Re	12/30/2022	2,000,000	2,140,000
Mystic Re IV	6/9/2021	9,985,928	9,685,000
Oakmont Re 2020	12/3/2020	—	—
Oakmont Re 2022	5/9/2022	1,121,372	1,533,088
Old Head Re 2022	1/6/2022	6,966,675	4,625,000
Old Head Re 2023	1/11/2023	6,083,663	8,820,000
Pangaea Re 2021-3	6/17/2021	—	691,817
Pangaea Re 2023-1	1/23/2023	20,400,000	24,276,000
Pangaea Re 2023-3	7/5/2023	15,829,307	17,570,531
Phoenix 3 Re 2023-3	12/21/2020	2,480,783	3,047,297
Pine Valley Re 2023	1/24/2023	2,681,190	—
Porthcawl Re 2023	1/24/2023	6,132,150	7,750,000
Portrush Re 2017	6/12/2017	4,218,727	550
Portsalon Re 2021	8/3/2021	734,386	1,530,492
Portsalon Re 2022	7/20/2022	606,475	687,690
Residential Re	11/5/2019	2,499,668	2,495,000
Residential Re	10/30/2020	2,250,000	2,247,975
Residential Re	10/28/2021	4,500,000	4,326,750
Resilience Re	2/8/2017	2,413	—
Riviera Re 2017	4/13/2017	2,695,500	393,257
Riviera Re 2018-2	4/10/2018	2,851,779	3,060,657
RosaPenna Re 2021	7/16/2021	—	154,600
RosaPenna Re 2022	9/6/2022	1,441,769	1,538,569
Sakura Re	3/24/2021	4,750,000	4,732,900
Sanders Re II	3/18/2020	3,000,435	3,012,000
Sanders Re III	3/24/2023	250,000	246,325
The accompanying notes are an integral part of these financial statements.

Pioneer ILS Interval Fund |
Annual Report
 |
10/31/23

Restricted Securities	Acquisition date	Cost	Value
Sector Re V	4/23/2019	$ 1,443,121	$ 1,287,195
Sector Re V	5/1/2019	73,763	492,041
Sector Re V	5/1/2019	643,212	487,501
Sector Re V	1/1/2020	6,795	502,862
Sector Re V	12/11/2020	20,192	218,275
Sector Re V	12/6/2021	—	280,212
Sector Re V	1/5/2022	—	512,956
Sector Re V	5/19/2022	21,912	2,281,090
Sector Re V	5/19/2022	90,673	597,517
Sector Re V	12/30/2022	8,321,941	10,325,032
Sussex Re 2020-1	1/21/2020	—	39,700
Sussex Re 2021-1	12/30/2020	—	131,350
Sussex Re 2022	1/27/2022	—	1,514,750
Tailwind Re	12/29/2021	2,500,000	2,422,500
Tailwind Re	12/29/2021	1,500,000	1,464,750
Tailwind Re	12/29/2021	2,500,000	2,472,500
Thopas Re 2019	12/21/2018	—	228,894
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	12/30/2020	—	644,000
Thopas Re 2022	2/7/2022	—	—
Thopas Re 2023	2/15/2023	45,672,917	55,360,143
Torricelli Re 2021	7/1/2021	—	1,218,867
Torricelli Re 2022	7/26/2022	—	387,478
Torricelli Re 2023	7/26/2023	27,000,000	30,047,220
Umigame Re Pte	6/18/2021	500,000	497,700
Viribus Re 2018	12/22/2017	580,753	—
Viribus Re 2019	3/25/2019	—	36,198
Viribus Re 2020	12/30/2019	1,667,280	575,488
Viribus Re 2022	4/11/2022	—	687,633
Viribus Re 2023	2/2/2023	23,750,000	31,281,125
Vista Re	1/30/2023	490,712	510,489
Vitality Re XIV	1/25/2023	1,000,000	1,006,000
Walton Health Re 2019	7/18/2019	2,400,407	4,198,738
Walton Health Re 2022	7/13/2022	261,230	1,008,060
Walton Heath Re 2021	6/28/2021	2,699,838	1,194,438
White Heron Re	8/30/2023	6,616,987	7,151,369
Woburn Re 2019	1/30/2019	2,259,445	2,846,721
Total Restricted Securities			$677,570,670
% of Net assets			99.3%
Purchases and sales of securities (excluding short-term investments) for the year ended October 31, 2023, aggregated $442,189,686 and $284,288,587, respectively.
The accompanying notes are an integral part of these financial statements.
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Schedule of Investments  |  10/31/23
(continued)
At October 31, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $628,270,414 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$103,838,300
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(50,427,438)
Net unrealized appreciation	$ 53,410,862
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – U.S.	$ —	$ —	$ 49,488,130	$ 49,488,130
Multiperil – Worldwide	—	—	65,311,540	65,311,540
Windstorm – Florida	—	—	1,018,848	1,018,848
Windstorm – U.S.	—	—	7,151,369	7,151,369
Windstorm – U.S. Regional	—	—	1,533,088	1,533,088
Reinsurance Sidecars
Multiperil – U.S.	—	—	28,128,800	28,128,800
Multiperil – U.S. Regional	—	—	—*	—*
Multiperil – Worldwide	—	—	433,636,965	433,636,965
All Other Insurance-Linked Securities	—	91,301,930	—	91,301,930
Open-End Fund	4,110,606	—	—	4,110,606
Total Investments in Securities	$ 4,110,606	$ 91,301,930	$ 586,268,740	$ 681,681,276
*	Securities valued at $0.
The accompanying notes are an integral part of these financial statements.

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The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Insurance- Linked Securities
Balance as of 10/31/22	$ 645,418,462
Realized gain (loss) (1)	(31,654,606)
Changed in unrealized appreciation (depreciation) (2)	90,337,577
Return of capital	(321,817,070)
Purchases	406,176,862
Sales	(202,192,485)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 10/31/23	$ 586,268,740
(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. During the year ended October 31, 2023, there were no transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at October 31, 2023:	$81,882,500
The accompanying notes are an integral part of these financial statements.
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Statement of Assets and Liabilities  |  10/31/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $618,412,401)	$681,681,276
Receivables —
Interest	1,213,751
Other assets	21,342
Total assets	$682,916,369
LIABILITIES:
Overdraft due to custodian	$ 28,880
Payables —
Trustees' fees	2,538
Professional fees	269,097
Transfer agent fees	57,107
Shareowner communications expense	13,506
Printing fees	12,710
Custodian fees	897
Management fees	162,483
Administrative expenses	20,397
Accrued expenses	31,314
Total liabilities	$ 598,929
NET ASSETS:
Paid-in capital	$706,688,195
Distributable earnings (loss)	(24,370,755)
Net assets	$682,317,440
NET ASSET VALUE PER SHARE:
No par value
Based on $682,317,440/72,587,400 shares	$ 9.40
The accompanying notes are an integral part of these financial statements.

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Statement of Operations
FOR THE YEAR ENDED 10/31/23
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$45,232,749
Interest from unaffiliated issuers	16,886,546
Total Investment Income		$ 62,119,295
EXPENSES:
Management fees	$12,456,504
Administrative expenses	225,189
Transfer agent fees	379,091
Shareowner communications expense	92,169
Custodian fees	1,930
Registration fees	44,002
Professional fees	300,241
Printing expense	46,470
Officers' and Trustees' fees	45,172
Insurance expense	21,600
Miscellaneous	211,567
Total expenses		$ 13,823,935
Net investment income		$ 48,295,360
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ (33,839,475)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$109,263,623
Net realized and unrealized gain (loss) on investments		$ 75,424,148
Net increase in net assets resulting from operations		$123,719,508
The accompanying notes are an integral part of these financial statements.
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Statements of Changes in Net Assets
	Year Ended 10/31/23	Year Ended 10/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 48,295,360	$ 30,190,377
Net realized gain (loss) on investments	(33,839,475)	(25,978,747)
Change in net unrealized appreciation (depreciation) on investments	109,263,623	(19,596,434)
Net increase (decrease) in net assets resulting from operations	$ 123,719,508	$ (15,384,804)
DISTRIBUTIONS TO SHAREOWNERS:
($0.22 and $0.17 per share, respectively)	$ (21,627,167)	$ (19,546,484)
Total distributions to shareowners	$ (21,627,167)	$ (19,546,484)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 85,949,862	$ 121,778,168
Reinvestment of distributions	4,270,048	3,828,499
Cost of shares repurchased	(316,506,896)	(267,085,897)
Net decrease in net assets resulting from Fund share transactions	$ (226,286,986)	$ (141,479,230)
Net decrease in net assets	$(124,194,645)	$(176,410,518)
NET ASSETS:
Beginning of year	$ 806,512,085	$ 982,922,603
End of year	$ 682,317,440	$ 806,512,085
	Year Ended 10/31/23 Shares	Year Ended 10/31/23 Amount	Year Ended 10/31/22 Shares	Year Ended 10/31/22 Amount
FUND SHARE TRANSACTION
Shares sold	10,272,315	$ 85,949,862	14,625,711	$ 121,778,168
Reinvestment of distributions	536,438	4,270,048	461,821	3,828,499
Less shares repurchased	(37,839,751)	(316,506,896)	(32,116,986)	(267,085,897)
Net decrease	(27,030,998)	$(226,286,986)	(17,029,454)	$(141,479,230)
The accompanying notes are an integral part of these financial statements.

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10/31/23

Statement of Cash Flows
FOR THE YEAR ENDED 10/31/23
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$ 123,719,508
Adjustments to reconcile net increase in net assets resulting from operations to net cash from operating activities:
Purchases of investment securities	$(110,361,690)
Proceeds from disposition and maturity of investment securities	287,055,588
Net proceeds of short term investments	23,334,923
Net accretion and amortization of discount/premium on investment securities	(701,660)
Net realized loss on investments in unaffiliated issuers	33,839,475
Change in unrealized appreciation on investments in unaffiliated issuers	(109,263,623)
Decrease in interest receivable	195,961
Decrease in due from affiliates	3,668
Decrease in other assets	3,236
Decrease in management fees payable	(30,560)
Increase in Trustees' fees payable	2,538
Increase in professional fees payable	46,632
Increase in transfer agent fees payable	20,754
Decrease in shareowner communication expense payable	(7,120)
Decrease in administrative expenses payable	(8,908)
Increase in custodian fees payable	897
Increase in printing fees payable	12,710
Increase in accrued expenses payable	22,944
Net cash from operating activities	$ 247,885,273
Cash Flows Used In Financing Activities:
Proceeds from shares sold	$ 85,949,862
Overdraft due to custodian	28,880
Distributions to shareowners	(21,627,167)
Less shares repurchased	(316,506,896)
Reinvestment of distributions	4,270,048
Net cash flows used in financing activities	$(247,885,273)
NET INCREASE (DECREASE) IN CASH	$ —
Cash:
Beginning of year*	$ —
End of year*	$ —
*	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:
	Year Ended 10/31/23	Year Ended 10/31/22
Cash	$ —	$ —
Total cash shown in the Statement of Cash Flows	$—	$—
The accompanying notes are an integral part of these financial statements
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Financial Highlights

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19
Per Share Operating Performance
Net asset value, beginning of period	$ 8.10	$ 8.43	$ 8.88	$ 8.79	$ 9.93
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 0.58	$ 0.28	$ 0.30	$ 0.33	$ 0.06
Net realized and unrealized gain (loss) on investments	0.94	(0.44)	(0.31)	0.31	(0.65)
Net increase (decrease) from investment operations	$ 1.52	$ (0.16)	$ (0.01)	$ 0.64	$ (0.59)
Distributions to shareowners:
Net investment income	$ (0.22)	$ (0.17)	$ (0.44)(b)	$ (0.55)(b)	$ (0.55)(b)
Total distributions	$ (0.22)	$ (0.17)	$ (0.44)	$ (0.55)	$ (0.55)
Net increase (decrease) in net asset value	$ 1.30	$ (0.33)	$ (0.45)	$ 0.09	$ (1.14)
Net asset value, end of period	$ 9.40	$ 8.10	$ 8.43	$ 8.88	$ 8.79
Total return at net asset value(c)	19.22%	(1.97)%	(0.11)%	7.77%	(5.85)%
Ratio of net expenses to average net assets	1.94%	1.88%	1.91%	1.93%	1.96%
Ratio of net investment income (loss) to average net assets	6.78%	3.41%	3.46%	3.92%	0.68%
Portfolio turnover rate	41%	45%	70%	60%	50%
Net assets, end of period (in thousands)	$682,317	$806,512	$982,923	$876,126	$831,640
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the year.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.

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10/31/23

Notes to Financial Statements  |  10/31/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer ILS Interval Fund (the “Fund”) was organized as a Delaware statutory trust on July 15, 2014. Prior to commencing operations on December 22, 2014, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to seek total return.
Amundi Asset Management US, Inc., an indirect wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”). Shares are offered at the Fund’s current net asset value (“NAV”) per share.
The Fund’s ability to accept offers to purchase shares may be limited when appropriate investments for the Fund are not available. Shares are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Shares are also available to certain direct investors, which may be individuals, trusts, foundations and other institutional investors. Initial investments are subject to investment minimums described in the prospectus. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the fund. The Adviser or the Distributor may waive the Fund’s minimum investment requirements.
The Fund is an “interval” fund and makes periodic offers to repurchase shares (See Note 6). Except as permitted by the Fund’s structure, no shareowner will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareowners generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other
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LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

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Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading
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halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2023, the Fund did not accrue any interest

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or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At October 31, 2023, the Fund reclassified $25,622,210 to increase distributable earnings and $25,622,210 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At October 31, 2023, the Fund was permitted to carry forward indefinitely $15,793,229 of short-term losses and $126,586,501 of long-term losses.
The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$21,627,167	$19,546,484
Total	$21,627,167	$19,546,484
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2023:
2023
Distributable earnings/(losses):
Undistributed ordinary income	$ 64,598,113
Capital loss carryforward	(142,379,730)
Net unrealized appreciation	53,410,862
Total	$ (24,370,755)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to ILS securities.
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E.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia's invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.

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Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund invests primarily in insurance-linked securities (“ILS”). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.G.
The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade ("high yield"), or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely
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affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund may invest a significant amount of its total assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund's transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund's performance.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot
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control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund's custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

F.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at October 31, 2023 are listed in the Schedule of Investments.
G.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a

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designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no
way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into
the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
H.	Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund's Statement of Assets and Liabilities includes cash on hand at the Fund's custodian bank and does not include any short-term investments. As of and for the year ended October 31, 2023, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.
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2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 1.75% of the Fund’s average daily net assets up to $1 billion, and 1.70% of the Fund’s average daily net assets over $1 billion. For the year ended October 31, 2023, the effective management fee was equivalent to 1.75% of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $162,483 in management fees payable to the Adviser at October 31, 2023.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended October 31, 2023, the Fund paid $45,172 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At October 31, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $2,538 and a payable for administrative expenses of $20,397, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2023, such out-of-pocket expenses were $92,169.

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5. Repurchase Offers
The Fund is a closed-end “interval” fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareowner approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund’s outstanding shares at NAV on a regular schedule.
The Fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of January, April, July and October. The Fund will typically seek to conduct quarterly repurchase offers for 10% of the Fund’s outstanding shares at their NAV per share unless the Fund’s Board of Trustees has approved a higher or lower amount for that repurchase offer. Repurchase offers in excess of 5% are made solely at the discretion of the Fund’s Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers investors should consider the Fund’s shares illiquid.
In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareowners submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis.
Shares repurchased during the year ended October 31, 2023 were as follows:
Commence- ment Date	Repurchase Request Deadline	Repurchase Pricing Date	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Offered to Repurchase	Amount of Shares the Fund Offered to Repurchase	Percentage of Shares Tendered That Were Repurchased	Number of Shares Tendered
10/21/22	11/28/22	12/12/22	$8.06	12%*	12,430,284.88	97.52%	12,122,332.31
1/20/23	2/21/23	3/6/23	$8.25	12%*	11,220,747.94	98.01%	10,997,681.13
4/14/23	5/15/23	5/30/23	$8.49	12%*	10,197,116.59	76.53%	7,804,097.28
7/7/23	8/7/23	8/21/23	$8.94	10%	7,947,054.75	87.02%	6,915,639.85
* The Fund repurchased an additional 2% of the outstanding shares of the Fund to accommodate shareholder repurchase requests.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees and the Shareholders of Pioneer ILS Interval Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer ILS Interval Fund (the “Fund”), including the schedule of investments, as of October 31, 2023, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2023, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
December 22, 2023
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Additional Information
(unaudited)
  |
For the year ended October 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.
Information regarding the repurchase offer with a commencement date of 10/20/23 was as follows:
Commence- ment Date	Repurchase Request Deadline	Repurchase Pricing Date	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Offered to Repurchase	Amount of Shares the Fund Offered to Repurchase	Percentage of Shares Tendered That Were Repurchased	Number of Shares Tendered
10/20/23	11/27/23	12/11/23	$8.43	10%	7,656,948.66	51.05%	3,909,139.49

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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer ILS Interval Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2023 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process.  Contract review materials were provided to the Trustees in March 2023, July 2023 and September 2023.  In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2023, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund.  In July 2023, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale.  The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts.  The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2023.
At a meeting held on September 19, 2023, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
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management agreement for another year.  In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below.  The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund.  The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process.  The Trustees considered Amundi US’ integration of environmental, social and governance (ESG) considerations into its investment research process.  The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund.  They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel.  The Trustees considered the compliance services being provided to the Fund by Amundi US and how Amundi US has addressed any compliance issues during the past year. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.  The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs.  The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information

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comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index.  They also discuss the Fund’s performance with Amundi US on a regular basis.  The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.  The peer group comparisons referred to below are organized in quintiles.  Each quintile represents one-fifth of the peer group.  In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period.  The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fourth quintile relative to the management fees paid by other funds in its Strategic Insight peer group.  The Trustees considered that the expense ratio of the Fund’s shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period.  The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s shares was in the fourth quintile relative to its Strategic Insight peer group.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts.  The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services.  In evaluating the fees associated with Amundi US’s client accounts, the
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Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts.  The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.  The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund.  The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund.  They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses.  The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.  The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders.  The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund.  The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses.  The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

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Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund.  The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates.  The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business.  To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.1 trillion in assets (including the Pioneer Funds).  The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally.  The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US.  The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager.  The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund
are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

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Independent Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (73) Chairman of the Board and Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc.
(investor communications and securities
processing provider for financial services industry)
(2009 – present); Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New Jersey State
Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
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Independent Trustees
(continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (79) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

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Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (67) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (75) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
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Independent Trustees
(continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (76) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

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Interested Trustees
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (61)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (65)**,*** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
*** Mr. Taubes is retiring as a Trustee, effective February 1, 2024.
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Fund Officers
Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2014. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (61) Assistant Secretary	Since 2014. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (47) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2014. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2014. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None

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Name, Age and Position Held With the Fund****	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (53) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
**** Marco Pirondini has been appointed to serve as an Executive Vice President of the Fund, effective February 1, 2024.
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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information,
including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFone
SM
for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-844-391-3034
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 28991-08-1223

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $179,059 payable to Ernst & Young LLP for the year ended October 31, 2023 and $172,172 for the year ended October 31, 2022.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Trust were $3,764 payable to Ernst & Young LLP for the year ended October 31, 2023 and $1,413 for the year ended October 31, 2022.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $31,640 and $30,424 during the fiscal years ended October 31, 2023 and 2022, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2023 or 2022.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I—POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance
• SEC consultation, registration statements, and reporting

• Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g. rating agency letters)

• Regulatory reviews and assistance regarding financial matters

• Semi-annual reviews (if requested)

• Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES

Services which are not prohibited under Rule

210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

III. TAX SERVICES

Services which are not prohibited by the Rule,

if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES

PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2023 and 2022, there were no services provided to an affiliate that required the Fund’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $31,640 and $30,424 during the fiscal years ended October 31, 2023 and 2022, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’s policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’s clients may request copies of their proxy voting records and of Amundi US’s proxy voting policies and procedures by either sending a written request to Amundi US’s Proxy Coordinator, or clients may review Amundi US’s proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’s Form ADV (Part II), by separate notice to the client or by other means.

Applicability

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’s Chief of Staff, US Investment Management (the “Proxy Coordinator”).

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s director or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’s guidelines or where Amundi US’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’s lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’s Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

•	Corporate name change.

•	A change of corporate headquarters.

•	Stock exchange listing.

•	Establishment of time and place of annual meeting.

•	Adjournment or postponement of annual meeting.

•	Acceptance/approval of financial statements.

•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

•	Approval of minutes and other formalities.

•	Authorization of the transferring of reserves and allocation of income.

•	Amendments to authorized signatories.

•	Approval of accounting method changes or change in fiscal year-end.

•	Acceptance of labor agreements.

•	Appointment of internal auditors.

Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’s goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

Auditors

We normally vote for proposals to:

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

•	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

•	Seek bids from other auditors.

•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

•	Indemnify auditors.

•	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence.

General Board Issues

Amundi US will vote for:

•	Audit, compensation and nominating committees composed of independent directors exclusively.

•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

•	Election of an honorary director.

We will vote against:

•	Minimum stock ownership by directors.

•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

•	Requirements for union or special interest representation on the board.

•	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

•

Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

•	Directors who appear to lack independence or are associated with poor corporate or governance performance.

We will vote on a case-by case basis on these issues:

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

•	Contested election of directors.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Mandatory retirement policies.

•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

•

Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Amundi US will vote for:

•	Cumulative voting.

•	Increasing the ability for shareholders to call special meetings.

•	Increasing the ability for shareholders to act by written consent.

•	Restrictions on the ability to make greenmail payments.

•	Submitting rights plans to shareholder vote.

•	Rescinding shareholder rights plans (“poison pills”).

•	Opting out of the following state takeover statutes:

•	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

•	Control share cash-out provisions, which require large holders to acquire shares from other holders.

•	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

•	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

•	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

•	Fair price provisions.

•	Authorization of shareholder rights plans.

•	Labor protection provisions.

•	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

•

Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

•	Proposals that allow shareholders to nominate directors.

We will vote against:

•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

•

Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

•	Classes of shares with unequal voting rights.

•	Supermajority vote requirements.

•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

•	Extension of advance notice requirements for shareholder proposals.

•	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.

•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi US will vote for:

•	Changes in par value.

•	Reverse splits, if accompanied by a reduction in number of shares.

•	Shares repurchase programs, if all shareholders may participate on equal terms.

•	Bond issuance.

•	Increases in “ordinary” preferred stock.

•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

•	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

•	Increase in authorized common stock. We will make a determination considering, among other factors:

•	Number of shares currently available for issuance;

•	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

•	Proposed use of the proceeds from the issuance of additional shares; and

•	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

•

Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

•	Proposals to submit private placements to shareholder vote.

•	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.

Amundi US will vote for:

•	401(k) benefit plans.

•

Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

•	Amendments to performance plans to conform with OBRA;

•	Caps on annual grants or amendments of administrative features;

•	Adding performance goals; and

•	Cash or cash-and-stock bonus plans.

•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

•	Require that option repricing be submitted to shareholders.

•	Require the expensing of stock-option awards.

•	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

•

Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

•	Shareholder proposals seeking additional disclosure of executive and director pay information.

•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

•

The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

•	Dilution = (A + B + C) / (A + B + C + D), where

•	A = Shares reserved for plan/amendment,

•	B = Shares available under continuing plans,

•	C = Shares granted but unexercised and

•	D = Shares outstanding.

•	The plan must not:

•	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.

•	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.

•	We are generally in favor of proposals that increase participation beyond executives.

•

We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

•

We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

•	We generally support proposals asking companies to adopt stock holding periods for their executives.

•	All other employee stock purchase plans.

•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

•

All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

•	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

•	Limits on executive and director pay.

•	Stock in lieu of cash compensation for directors.

Corporate Governance

Amundi US will vote for:

•	Confidential voting.

•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.

•	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

•

Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

•	Bundled proposals. We will evaluate the overall impact of the proposal.

•	Adopting or amending the charter, bylaws or articles of association.

•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

•	Limitations on stock ownership or voting rights.

•	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Amundi US will vote on the following and similar issues on a case-by-case basis:

•	Mergers and acquisitions.

•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

•	Debt restructurings.

•	Conversion of securities.

•	Issuance of shares to facilitate a merger.

•	Private placements, warrants, convertible debentures.

•	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies

Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.

Amundi US will vote for:

•	Establishment of new classes or series of shares.

•	Establishment of a master-feeder structure.

Amundi US will vote on a case-by-case basis on:

•

Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

•	Approval of new or amended advisory contracts.

•	Changes from closed-end to open-end format.

•	Election of a greater number of independent directors.

•	Authorization for, or increase in, preferred shares.

•	Disposition of assets, termination, liquidation, or mergers.

•	Classified boards of closed-end funds, but will typically support such proposals.

In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.

Environmental and Social Issues

Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:

•	Conduct studies regarding certain environmental or social issues;

•	Study the feasibility of the company taking certain actions with regard to such issues; or

•	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.

In general, Amundi US believes these issues are important and should receive management attention.

Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.

When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:

•	approval of the proposal helps improve the company’s practices;

•	approval of the proposal can improve shareholder value;

•	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;

•	the company has already put appropriate action in place to respond to the issue contained in the proposal;

•	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;

•	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.

In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing these areas.

Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Conflicts of interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’s interests interfere, or appear to interfere, with the interests of Amundi US’s clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

•	An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);

•

An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);

•

An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or

•

Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Supervision

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Related policies and procedures

Amundi US’s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.

Record Keeping

The Proxy Coordinator shall ensure that Amundi US’s proxy voting service:

•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	Retains a record of the vote cast;

•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

•	Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

•	A record memorializing the basis for each referral vote cast;

•	A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;

•	A copy of any recommendation or analysis furnished by the proxy voting service; and

•

A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s director or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Related regulations

Form N-1A, Form N-PX, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 and IAA 206(4) -6, Rule 204 -2

Adopted by the Pioneer Funds’ Boards of Directors

October 5, 2004

Effective Date:

October 5, 2004

Revision Dates:

September 2009, December 2015, August 2017, February 2019, and January 2021

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Other accounts managed by the portfolio managers

The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2023. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Chin Liu	Other Registered Investment Companies	4	$242,330	N/A	N/A
	Other Pooled Investment Vehicles	1	$14,553	N/A	N/A
	Other Accounts	0	$0	N/A	N/A

Potential conflicts of interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Manager” below.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.

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A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•

Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the ICE Bank of America 3-Month U.S. Treasury Bill Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

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Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

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Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

Share ownership by portfolio managers

The following table indicates as of October 31, 2023 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
Chin Liu	E

*	Key to Dollar Ranges

A.	None

B.	$1 – $10,000

C.	$10,001 – $50,000

D.	$50,001 – $100,000

E.	$100,001 – $500,000

F.	$500,001 – $1,000,000

G.	Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)

If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer ILS Interval Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2024

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date January 3, 2024

*	Print the name and title of each signing officer under his or her signature.